                                                                    EXHIBIT 10.7


                            SERIES B PREFERRED STOCK

                               PURCHASE AGREEMENT

                                  by and among

                          AMERICAS POWER PARTNERS, INC.

                                       and

                          ARMSTRONG INTERNATIONAL, INC.

                                  JUNE 28, 2001

                                TABLE OF CONTENTS
                                -----------------

SECTION 1 Authorization and Sale of Securities ................................     1
   1.1  Authorization .........................................................     1
   1.2  Sale of Shares ........................................................     1

SECTION 2 Closing Date, Delivery ..............................................     1
   2.1  Closing Date ..........................................................     1
   2.2  Delivery ..............................................................     1
   2.3  Use of Proceeds .......................................................     1

SECTION 3 Representations and Warranties of the Company .......................     2
   3.1  Organization and Standing; Articles and Bylaws ........................     2
   3.2  Corporate Power; No Contravention .....................................     2
   3.3  Subsidiaries ..........................................................     2
   3.4  Capitalization ........................................................     2
   3.5  Authorization, Validity of Stock ......................................     3
   3.6  Financial Statements ..................................................     3
   3.7  No Material Adverse Change ............................................     4
   3.8  Assets ................................................................     5
   3.9  Patents and Other Intangible Assets ...................................     5
   3.10 Material Contracts and Commitments ....................................     6
   3.11 Compliance with Other Instruments, None Burdensome, Etc ...............     6
   3.12 Litigation, Etc .......................................................     7
   3.13 Employees .............................................................     7
   3.14 Insurance .............................................................     7
   3.15 No Registration Rights ................................................     7
   3.16 Governmental Consent, Etc .............................................     7
   3.17 Company Transactions with its Officers, Directors, or Shareholders ....     8
   3.18 Taxes Paid ............................................................     8
   3.19 Offering ..............................................................     8
   3.20 Brokers or Finders ....................................................     8
   3.21 Disclosure ............................................................     8
   3.22 Environmental Matters .................................................     9
   3.23 Bankruptcy ............................................................     9
   3.24 Issuance Taxes ........................................................    10
   3.25 Compliance with Laws ..................................................    10

SECTION 4 Representations and Warranties of the Purchaser .....................    10
   4.1  Experience ............................................................    10
   4.2  Investment ............................................................    10
   4.3  Rule 144 ..............................................................    10
   4.4  No Public Market ......................................................    11
   4.5  Access to Data ........................................................    11

   4.6   Authorization ..................................................     11
   4.7   Compliance with Other Instruments ..............................     11
   4.8   Governmental Consent, Etc ......................................     11
   4.9   Status .........................................................     12

SECTION 5 Conditions to Closing of Purchaser ............................     12
   5.1   Representations and Warranties Correct .........................     12
   5.2   Covenants ......................................................     12
   5.3   Articles of Amendment ..........................................     12
   5.4   Charter Documents, Good Standing Certificates ..................     12
   5.5   Proof of Corporate Action, Approvals ...........................     12
   5.6   Incumbency Certificate .........................................     12
   5.7   Consents .......................................................     13
   5.8   Approvals ......................................................     13
   5.9   Due Diligence ..................................................     13

SECTION 6 Conditions to Closing of Company ..............................     13
   6.1   Representations ................................................     13
   6.2   Covenants ......................................................     13

SECTION 7 Covenants of the Company ......................................     13
   7.1   Maintenance of Corporate Status ................................     13
   7.2   Compliance with Articles and Bylaws ............................     13
   7.3   Reservation of Stock ...........................................     13
   7.4   Compliance with Laws, Licenses and Permits, No Infringement ....     14
   7.5   Discharge of Obligations .......................................     14
   7.6   Maintenance of Properties ......................................     14
   7.7   Maintenance of Proprietary Information .........................     14
   7.8   Insurance ......................................................     14
   7.9   Books and Records ..............................................     15
   7.10  Further Assurances .............................................     15

SECTION 8 Rights of First Refusal .......................................     15

SECTION 9 Miscellaneous .................................................     16
   9.1   Governing Law ..................................................     16
   9.2   Survival .......................................................     16
   9.3   Successors and Assigns .........................................     16
   9.4   Entire Agreement, Amendment ....................................     16
   9.5   Notices, Etc ...................................................     16
   9.6   Delays or Omissions ............................................     17
   9.7   Counterparts ...................................................     17
   9.8   Severability ...................................................     17
   9.9   Titles and Subtitles ...........................................     17

    9.10     Further Assurances ..................................     17
    9.11     Amendment to Agreement ..............................     17

EXHIBIT A Disclosure Schedule ....................................     19

EXHIBIT B Material Contracts .....................................     20

EXHIBIT C Articles of Amendment to Articles of Incorporation .....     21

                          AMERICAS POWER PARTNERS, INC.
                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

         This SERIES B PREFERRED STOCK PURCHASE AGREEMENT is made as of June 28, 2001, by and between AMERICAS POWER PARTNERS, INC., a Colorado corporation (the "Company"), with principal offices at 105 East First Street, Suite 101, Hinsdale, Illinois 60521, and ARMSTRONG INTERNATIONAL, INC., a Michigan corporation, with principal offices at 2081 E. Ocean Boulevard, 4th Floor, Stuart, Florida 34996 (the "Purchaser").

                                    SECTION 1
                      Authorization and Sale of Securities

         1.1 Authorization. The Company will authorize the sale and issuance of
             -------------
3,000,000 shares of its Series B Preferred Stock (the "Shares"). The Shares are sometimes referred to as the "Securities."

         1.2 Sale of Shares. Subject to the terms and conditions hereof, the
             --------------
Company will issue and sell the Shares to the Purchaser and the Purchaser agrees to buy the Shares from the Company in exchange for the following: (i) the Purchaser becoming a guarantor of certain indebtedness of Armstrong-Americas-I, L.L.C., a joint venture by and between the Purchaser and the Company, pursuant to a commercial guaranty dated May 22, 2001; (ii) additional consideration for Purchaser's agreement to provide certain short-term financing for additional equity investment in Armstrong-Americas-I, L.L.C., a joint venture between the Company and the Purchaser; (iii) cancellation of indebtedness of the Company to the Purchaser in the amount of $468,000, which arose from advances by Purchaser to the Company for development and other business expenses.

                                    SECTION 2
                             Closing Date, Delivery

         2.1 Closing Date. The purchase and sale of the Securities hereunder
             ------------
shall be held at a closing ("Closing") at 10:00 a.m. (Central Time) on June 28, 2001, at the offices of Chuhak & Tecson, P.C., 225 West Washington Street, Suite 1300, Chicago, Illinois 60606 or at such other time and place as the Company and the Purchasers shall agree. The date of the Closing is hereinafter referred to as the "Closing Date".

         2.2 Delivery. At the Closing, the Company will deliver to Purchaser a
             --------
certificate registered in the name of the Purchaser or its nominee, representing the Shares to be purchased by Purchaser.

         2.3 Use of Proceeds.  The Company will use the proceeds from the  sale
             ---------------
of the Shares, if any, for capital acquisitions and general corporate purposes.

                                    SECTION 3
                  Representations and Warranties of the Company

         Except as set forth on the Disclosure Schedule attached as Exhibit A hereto, the Company represents and warrants to the Purchasers as follows:

         3.1   Organization and Standing; Articles and Bylaws. The Company is a
               ----------------------------------------------
corporation duly organized and validly existing under, and by virtue of, the laws of the State of Colorado and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in those jurisdictions in which the failure to be so qualified would have a material adverse effect on the Company's business as now conducted or as now proposed to be conducted. The states in which the Company is qualified to do business are listed in Item 3.1 of Exhibit A. The Company has furnished Purchasers with copies of its Articles of Incorporation and its Bylaws, which copies are true, correct and complete and will contain all amendments through the Closing Date.

         3.2   Corporate Power; No Contravention. The Company will have at the
               ---------------------------------
Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement and the Company's Articles of Amendment ("Articles") to the Articles of Incorporation, enacted without shareholder action, in the form attached as Exhibit D hereto which amends the Company's Articles of Incorporation, to sell and issue the Securities hereunder and to carry out and perform its obligations under the terms of this Agreement and the Articles of Incorporation. This Agreement will not conflict with or contravene the terms of the Company's Articles of Incorporation, Bylaws or any amendment thereof, and will not result in any material breach of any contractual obligations or law, rule or regulation to which the Company is subject.

         3.3   Subsidiaries. The Company has no subsidiaries or affiliated
               ------------
companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity, other than joint ventures entered or to be entered into by the Company and the Purchaser.

         3.4   Capitalization.  The authorized  capital stock of the Company
               --------------
consists or will immediately prior to the Closing Date, consist solely of the following:

            Class                   Authorized    Issued and Outstanding
            -----                   ----------    ----------------------
            Common                  40,000,000    9,742,100
            Preferred (all series)  10,000,000    5,709,519 - see below
            Series A Preferred      2,725,000     2,709,519
            Series B Preferred      3,000,000     3,000,000 (per this Agreement)

         In addition, 5,000,000 shares of Common Stock have been reserved for issuance to key employees and consultants pursuant to the Company's 2000 Equity Incentive Plan, of which 3,360,000 remain available for issuance under such plan. Further, as to the 2,709,519 shares of Series

A Preferred Stock issued and outstanding, they are convertible into 3,391,708 shares of Common Stock. As of the Closing Date, the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved 3,000,000 shares of Common Stock for issuance upon conversion of the Shares (the "Conversion Shares"). Except as described herein and in Item 3.4 of the Disclosure Schedule, there are no options, warrants, convertible securities or other rights to purchase or acquire any of the Company's authorized and unissued capital stock and, further, there are no preemptive rights, tag along rights, rights of first refusal, rights of co-sale or other similar rights with respect to the Company's capital stock or other contracts or agreements which, through anti-dilution protection or otherwise, obligate or allow the Company to issue or redeem any of its capital stock. Upon the Closing contemplated herein, the Ownership Percentage, as defined in the Articles, will be 16.88%.

         3.5  Authorization, Validity of Stock. All corporate action on the part
              --------------------------------
of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the Conversion Shares and the performance of all of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement and the Articles, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares and the Conversion Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under the state and/or federal securities laws as set forth herein. The Shares and the Conversion Shares are not subject to any preemptive rights or rights of first refusal. The Company has duly reserved 3,000,000 Conversion Shares.

         3.6  Financial Statements. The Company has delivered to the Purchasers
              --------------------
its audited balance sheet and statement of operations (the "Financial Statements") as of and for the fiscal year ended March 31, 2001 (the "Balance Sheet Date"). The Financial Statements are complete and correct in all material respects and they have been prepared in accordance with generally accepted accounting principles ("GAAP") on a consistent basis throughout the periods indicated. The Financial Statements accurately describe the respective financial condition and operating results of the Company as of the dates, and during the periods indicated. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business after the Balance Sheet Date, and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

         3.7   No Material Adverse Change. Since the Balance Sheet Date:
               --------------------------

               (a) The Company has not entered into any transaction which was not in the ordinary course of its business except as contemplated by this Agreement or as set forth in Exhibits or Schedules to this Agreement.

               (b) There has been no change in the condition (financial or otherwise), business, business prospects, property, assets, or liabilities of the Company other than changes in the ordinary course of its business, none of which, individually or in the aggregate, is material.

               (c) There has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially adversely affecting the business or operations of the Company.

               (d) Except as known by the Purchaser, there has been no resignation or termination of employment of any officer or key employee of the Company, and the Company does not know of the impending resignation or termination of employment of any officer or employee of the Company that would have a materially adverse effect on the business of the Company.

               (e) There have been no loans made by the Company to employees, officers or directors other than travel advances and sales commission advances made in the ordinary course of business;

               (f) There has been no waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (g) There has been no satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted);

               (h) There has been no material change to a material contract or arrangement by which the Company or any of its assets is bound or subject except for certain options granted by the Company as provided in the Disclosure Schedule;

               (i) There has been no material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

               (j) There has been no sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets, or other intangible assets;

               (k) There has been no receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

               (l) There has been no mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes, mechanics or materialmen not yet due or payable or being contested in good faith;

               (m) There has been no declaration, setting aside, or payment of any dividend or other distribution of the Company's assets in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (n) To the best of the Company's knowledge, there has been no other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted); and

               (o) There has been no agreement or commitment by the Company to do any of the things described in this Section 3.7.

         3.8   Assets. The Company has good and, with respect to real property,
               ------
marketable, title to all of its real and personal property, including all assets reflected on the balance sheets included in the Financial Statements or acquired by the Company since the Balance Sheet Date, all of which are in good operating condition subject to ordinary wear and tear, and free and clear of material restrictions on or conditions to transfer or assignment, and free and clear of all liens, claims, mortgages, pledges, charges, equities, easements, rights of way, covenants, conditions, security interests, encumbrances, or restrictions, except for liens for current taxes, mechanics, or materialmen not yet due and payable or being contested in good faith. Set forth on Item 3.8 of the Disclosure Schedule is a correct and complete list of all real property owned by the Company and a list (including the amount of monthly rents called for and a summary description of the leased property) of all leases for real property under which the Company is a lessee. The properties and leases listed on Item
3.8 of the Disclosure Schedule are sufficient for the conduct of the Company's business as now being and presently planned to be conducted. The Company holds a valid leasehold interest in all leases listed on Item 3.8 of the Disclosure Schedule, free of any liens, claims, or encumbrances granted by the Company, and is not in default under any such lease. The Company enjoys peaceful and undisturbed possession of all premises owned by it, or leased to it from others, and does not occupy any real property in material violation of any law, regulation, or decree.

         3.9   Patents and Other Intangible Assets.
               -----------------------------------

               (a) The Company (i) to the best of its knowledge, owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights used in the conduct of its business as now conducted or as proposed to be conducted (the "Proprietary Information") without, to the best of its knowledge, infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, tradename, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                  (b) To the best of its knowledge, the Company owns or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, computer programs, security buy or sell research models and technical data required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company (the "Trade Secret Information"), free and clear of any rights, liens or claims of others, including without limitation former employers of all employees of the Company.

                  (c) True and complete copies of all papers and documents relating to the Proprietary Information and Trade Secret Information have been made available to Purchaser, including all patent application file histories, trademark and service mark application file histories, copyright registration file histories, license and option negotiation papers, purchase negotiation papers, and all licenses, assignments and agreements relating to the Proprietary Information and Trade Secret Information.

                  (d) There is no pending or, to the Company's knowledge, threatened claim or litigation against the Company relating to the Proprietary Information or Trade Secret Information, or asserting the infringement or other violation of any intellectual property rights of any third party or past or current employee of the Company.

                  (e) To the Company's knowledge, there is no claim that can be asserted by or against a third party for infringement, misappropriation, breach or otherwise relating to the Proprietary Information or Trade Secret Information.

         3.10     Material Contracts and Commitments. Each of the contracts,
                  ----------------------------------
agreements and instruments and each compensation arrangement or any other agreement with officers, consultants, shareholders or affiliates which is material to the business or financial condition of the Company is listed on Exhibit B attached hereto. All contracts, agreements and instruments to which the Company is a party are valid and binding obligations of, enforceable against, and in full force and effect in all material respects against, the Company and, to the best knowledge of the Company, the other parties thereto, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.11     Compliance with Other Instruments, None Burdensome, Etc. The
                  -------------------------------------------------------
Company is not in violation of any material term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, and is not in violation of any order, statute, rule or regulation applicable to the Company which would have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement and the Articles, and the issuance of the Securities have not resulted and will not result in any violation of, or conflict with, or constitute a default under, any of the terms of any corporate restriction or of any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, corporate charter, bylaw or any instrument, document or agreement by which the Company or its properties may be bound or affected, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or result in the acceleration of any indebtedness or obligation.

         3.12 Litigation, Etc. There are no complaints, writs, orders,
              ---------------
injunctions, judgments, actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor, to the best of the Company's knowledge, is there any basis therefor or threat thereof), which, either in any case or in the aggregate, might result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement or any action taken or to be taken in connection herewith. The Company is not in default of its obligations under any complaints, writs, orders, injunctions or judgments to which it is subject.

         3.13 Employees. To the best of the Company's knowledge, no employee of
              ---------
the Company is in violation of any term of any contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees. The Company does not have or otherwise contribute to or participate in any employee retirement benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended.

         3.14 Insurance. The Company has fire, casualty and liability insurance
              ---------
policies, with extended coverage, adequate to protect against all risks against which it is customary to issue by companies engaged in businesses the same or similar to the business conducted by the Company.

         3.15 No Registration Rights. Except as set forth in the Articles,
              ----------------------
the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         3.16 Governmental Consent, Etc. No consent, approval or authorization
              -------------------------
of or designation, declaration or filing, with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities, except for the filing of the Articles and the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner prior to or promptly upon the completion of the Closing.

         3.17 Company Transactions with its Officers, Directors, or
              -----------------------------------------------------
Shareholders. Except for amounts due Purchaser from the Company, the Company is
------------
not indebted, either directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever, other than for payment of salary for services rendered and reasonable expenses. None of the Company's officers, directors, or shareholders or any members of their immediate families is indebted to the Company, nor do any officers, directors or, to the best of the knowledge of the

Company, shareholders have any direct or indirect ownership interest in any firm or corporation which controls, is controlled by or under common control with the Company or which competes with the Company. Except for consulting agreements or arrangements as listed on Exhibit B, no officer, director or shareholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.18 Taxes Paid. The Company has timely filed all tax returns that are
              ----------
required to have been filed by it with appropriate federal, state, county and local governmental agencies or instrumentalities. The Company has paid or established reserves for all income, franchise, payroll and other taxes due as reflected on those returns. There is no pending dispute with any taxing authority relating to any of the Company's returns. The Company has no knowledge of any proposed material liability for any tax to be imposed upon its properties or assets for which there is not an adequate reserve reflected in the Financial Statements.

         3.19 Offering. Subject to the accuracy of Purchasers' representations
              --------
in Section 4 hereof, the offer, sale and issuance of the Securities to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and applicable Blue Sky laws. The Company has not issued any securities in violation of applicable federal or state securities laws except for such violations, if any, which in the aggregate do not and will not have a material adverse affect on the Company or the Shares.

         3.20 Brokers or Finders. The Company has not incurred, and will not
              ------------------
incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.21 Disclosure. No representation or warranty of the Company contained
              ----------
in this Agreement and any exhibit attached hereto, or any written statement or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

         3.22 Environmental Matters.
              ---------------------

              (a) The Company is in compliance in all material respects with all Environmental Laws (as defined) and, to its knowledge, no material expenditures are or will be required in order to comply with any Environmental Law. The Company has not knowingly handled, stored or released, or exposed any person to, any Hazardous Substances (as defined) except in compliance with Environmental Laws. The Company is not, and has not been notified that it will be in the future, liable or responsible for clean-up costs, remedial work or damages in connection with the handling, storage, release, or exposure by the Company of any Hazardous Substances or in connection with any Environmental Law.

              (b) As used in this Section 3.22, "Environmental Laws" means any and all present and future laws (whether common or statutory), compacts, treaties, conventions or rules, regulations, codes, plans, requirements, criteria, standards, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated or entered thereunder by any foreign, federal, tribal, state or local governmental entity relating to public or employee health and safety, pollution or protection of the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986 ("CERCLA"), the Resource Conversation and Recovery Act ("RCRA"), the Federal Safe Drinking Water Act, the Federal Water Pollution Control Act, the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act, the Emergency Planning and Community Right-To-Know Act of 1986, the Clean Air Act and any and all of the foreign, federal, state, tribal and local laws, rules, regulations and orders relating to reclamation of land, wetlands and waterways or relating to use, storage, emissions, discharges, clean-up, release or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances on or into the workplace or the environment (including without limitation, ambient air, oceans, waterways, wetlands, surface water, ground water (tributary and non-tributary), land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic, hazardous or similar substances, as all of the foregoing may be amended, supplemented or reauthorized from time to time, and "Hazardous Substances" means (i) any and all "wastes" and "hazardous wastes," as defined by CERCLA; (ii) "solid wastes" and "hazardous wastes," as defined by RCRA; (iii) any pollutant, contaminate or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any Environmental Law;
(iv) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. (S)2011 et seq. as amended; and (v) asbestos in any form or condition.

         3.23 Bankruptcy. The Company has not filed or consented to the filing
              ----------
against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction.

         3.24 Issuance Taxes.  All taxes (other than those based on income of
              --------------
the Purchaser) imposed by law in connection with the issuance, sale and delivery of the Shares will have been fully paid, and all laws imposing such taxes (other than those based on income of the Purchaser) shall have been fully complied with, as of the Closing Date.

         3.25 Compliance with Laws.
              --------------------

              (a) The Company has complied with and is in compliance in all material respects with all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it and its assets, business and operations, and

                  (b) The Company has not received written notice of any claim of default under or violation of any statute, law, ordinance, regulation, rule, judgment, order or decree except for any such noncompliance or claim of default or violation, if any, which in the aggregate do not and will not have a material adverse effect on the property, operations, financial condition or prospects of the Company.

                                    SECTION 4
                 Representations and Warranties of the Purchaser

         The Purchaser hereby represents and warrants to the Company with respect to the purchase of the Securities as follows:

         4.1      Experience. It has substantial experience in evaluating and
                  ----------
investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         4.2      Investment. It is acquiring the Securities and the Conversion
                  ----------
Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Securities and the Conversion Shares have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. Purchaser was not formed solely for the purpose of acquiring the Securities or the Conversion Shares.

         4.3      Rule 144. It acknowledges that the Securities and the
                  --------
Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.


         4.4      No Public Market. It understands that no public market now
                  ----------------
exists for the Securities but shares of Common Stock are sold on the over-the-counter bulletin board.


         4.5      Access to Data. It has had an opportunity to discuss the
                  --------------
Company's business, management and financial affairs with its management and the opportunity to review the Company's facilities and business plan.

         4.6 Authorization. All action (corporate or partnership, as
             -------------
appropriate) on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser and the performance of all of the Purchaser's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement when executed and delivered by such Purchaser will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         4.7 Compliance with Other Instruments. The execution, delivery and
             ---------------------------------
performance of and compliance with this Agreement, and the issuance of the Securities or the Conversion Shares have not resulted and will not result in any violation of, or conflict with, or constitute a default under, any of the terms of any corporate or partnership restriction or of any indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, corporate charter, bylaw or any instrument, document or agreement by which the Purchaser or its properties may be bound or affected, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Purchaser.

         4.8 Governmental Consent, Etc. No consent, approval or authorization of
             -------------------------
or designation, declaration or filing with any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities or the Conversion Shares, except for the qualification (or taking such action as may be necessary to secure all exemption from qualification, if available) of the offer and sale of the Securities under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished by the Company in a timely manner prior to or promptly upon the completion of the Closing.

         4.9 Status. Armstrong International, Inc. is validly existing under the
             ------
laws of the state of Michigan, is resident in Florida and has all power and authority to enter into and perform this Agreement and any related agreements. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                                    SECTION 5
                       Conditions to Closing of Purchaser

         The Purchaser's obligation to purchase the Securities at the Closing are, at the option of the Purchaser, subject to the fulfillment of the following conditions:

         5.1 Representations and Warranties Correct. The Representations and
             --------------------------------------
Warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

         5.2 Covenants. All covenants, agreements and conditions contained in
             ---------
this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 Articles of Amendment. The Company shall have duly filed the
             ---------------------
Articles with the Colorado Secretary of State in the form of Exhibit C hereto.

         5.4 Charter Documents, Good Standing Certificates. Purchaser shall have
             ---------------------------------------------
received a copy, certified by a duly authorized officer of the Company to be true and complete as of the Closing Date, of the Articles of Incorporation and bylaws of the Company, as amended prior to the filing of the Articles, a copy of the Articles file stamped by the Colorado Secretary of State, and a certificate of the Secretary of the State of Colorado as to the Company's good standing.

         5.5 Proof of Corporate Action, Approvals. Purchaser shall have received
             ------------------------------------
from the Company copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date, of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and all other actions and agreements required in connection with this Agreement, and further certifying that all representations and warranties made by the Company in Section 3 of this Agreement are true, correct and complete as of the Closing.

         5.6 Incumbency Certificate. Purchaser shall have received from the
             ----------------------
Company an incumbency certificate, dated the Closing Date, signed by a duly authorized officer of the Company and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this Agreement and each related agreement, and to give notices and to take other action on the Company's behalf.

         5.7 Consents. All necessary agreements and consents of any third
             --------
parties (including those listed on the Disclosure Schedule) to the consummation of the transactions contemplated by this Agreement shall have been obtained by the Company and delivered to Purchasers.

         5.8 Approvals. All necessary approvals or authorizations of any
             ---------
governmental authority of the United States or of any state therein or of any foreign governmental authority that are required in connection with the execution and performance of this Agreement, including the issuance and sale of the Shares, shall have been obtained and shall be effective as of the Closing Date.

         5.9 Due Diligence. Purchaser shall have conducted and completed all due
             -------------
diligence reviews and examinations of the business and any other due diligence reviews as necessary, and the results of such investigations shall be satisfactory to Purchaser in its sole discretion.

                                    SECTION 6
                        Conditions to Closing of Company

         The Company's obligation to sell and issue the Securities at the Closing Date is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

         6.1 Representations. The representations made by Purchaser in Section 4
             ---------------
hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

         6.2 Covenants. All covenants, agreements and conditions contained in
             ---------
this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

                                    SECTION 7
                            Covenants of the Company

         7.1 Maintenance of Corporate Status. The Company shall maintain its
             -------------------------------
corporate existence in good standing or effective under the laws of its jurisdiction of organization and any other states or jurisdictions in which its failure to qualify as a foreign corporation or entity would have a material adverse effect on its operations or financial condition.

         7.2 Compliance with Articles and Bylaws. The Company shall comply in
             -----------------------------------
all material respects with its Articles of Incorporation, including the Articles, and Bylaws.

         7.3 Reservation of Stock. The Company shall reserve and keep available
             --------------------
out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon the conversion of the Shares, that number of shares of Common Stock issuable upon conversion of all outstanding Shares (subject to adjustment as provided by the terms thereof). The Company shall take all commercially reasonable actions necessary for all Conversion Shares to be issued without violation in any material respect of any applicable state and federal laws or regulations or any requirements of any domestic securities exchange upon which shares of Common Stock may then be listed (except for official notice of issuance, which the Company shall transmit to the Purchasers promptly upon receipt).

         7.4 Compliance with Laws, Licenses and Permits, No Infringement. The
             -----------------------------------------------------------
Company shall comply with all applicable federal, state, local, foreign and other laws, regulations and ordinances, and with all applicable federal, state, local and foreign governmental licenses and permits necessary for conducting its business, except to the extent that any noncompliance would not have a material adverse effect upon the Company. The Company shall not knowingly engage in any activities that infringe upon the intellectual property rights of any other person, corporation, partnership or other entity which could have a material adverse effect upon the Company.

         7.5 Discharge of Obligations. The Company shall pay and discharge all
             ------------------------
taxes, assessments, and governmental charges lawfully levied or imposed upon it (in each case before they become delinquent and before penalties accrue), all lawful claims for labor, materials, supplies and rents, and all other debts and liabilities that if unpaid would, by law, be a lien or charge upon any of the assets or properties of the Company or lead to suspension of the business of the Company (except to the extent contested in good faith by the Company and for which adequate reserves are established).

         7.6  Maintenance of Properties. The Company shall maintain all real and
              -------------------------
personal property used in the business of the Company in good operating condition, and shall make all repairs, renewals, replacements, additions and improvements to those properties as are necessary or appropriate in the ordinary course of business.

         7.7  Maintenance of Proprietary Information. The Company shall maintain
              --------------------------------------
all Proprietary Information and Trade Secret Information, and all applications and registrations therefor owned or held by the Company, in full force and effect, except as otherwise determined in the ordinary course of business. The Company shall not encumber or license others to use the Proprietary Information owned by it except in the ordinary course of the Company's business, and shall maintain the confidentiality and trade secret status of all Proprietary Information that is confidential and trade secret except where disclosure would not have a material effect on the Company's business, is necessary to obtain copyright registrations or patents, or is necessary or desirable in the ordinary course of the Company's business.

         7.8  Insurance. The Company shall maintain in full force and effect (a)
              ---------
adequate insurance policies to protect its assets and businesses covering property damage by fire, business interruption or other casualty, sufficient in amount to allow it to replace any of its properties damaged or destroyed; and
(b) insurance policies to protect against all liabilities, claims, and risks against which it is customary in amounts customary for companies similarly situated with the Company.

         7.9  Books and Records. The Company shall keep proper books of records
              -----------------
and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company in accordance with GAAP. The Company shall provide Purchaser with access to all such books and records and allow Purchaser to make copies and abstracts thereof at reasonable times.

         7.10 Further Assurances. The Company will execute and deliver promptly
              ------------------
to the Purchaser upon request all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

                                    SECTION 8
                             Rights of First Refusal

         The Purchaser agrees that if the Purchaser desires to sell, assign, transfer or otherwise dispose of any Shares , then such Purchaser (the "Transferor") shall first deliver to the Company and each other shareholder of the Company holding more than ten percent (10%) of the outstanding shares ("Shareholders") a written notice (the "Notice") stating its desire to sell such stock ("Offered Stock").

The Notice must be in connection with a bona fide offer from an unrelated party
                                        ---- ----
to purchase the Shares owned by Transferor and must specify the amount of such Shares to such offer, the price and terms of the offer and the name and address of the prospective purchaser. The Company shall provide written notice to the Transferor of the Company's intent to purchase all or part of the Offered Stock within fifteen (15) days of its receipt of the Notice. Within fifteen (15) days after termination of the original fifteen (15) day period or after notice from the Company of the number of Shares it will not purchase, the Shareholders who have received the Notice may elect to purchase such portion of the remaining Offered Stock as the number of shares of Common Stock owned by them (on an as-converted basis) on the date of receipt of the Notice shall bear to the total number of shares of common stock of the Company owned by all such other Shareholders (on an as-converted basis), excluding the Transferor. If any Shareholder does not purchase the proportionate number of shares to which it is entitled, the remaining Shareholders may purchase a pro rata portion of the shares not purchased (the proportion to be based upon the shares of Common Stock owned by the remaining such Shareholders (on an as-converted basis) who wish to purchase) at any time within fifteen (15) days after the termination of the second fifteen (15) day period, or after notice from such other Shareholders of the number of shares which it will not purchase. The Company's or a Shareholder's election to purchase shares of Offered Stock at the designated offering price shall be reflected in a written notice to the Transferor during the appropriate election period. The closing of the purchase will take place on a date selected by the Transferor and those purchasing shares not more than twenty (20) days after the end of the latter election period. At the closing, the Shareholders purchasing the Shares shall pay in cash the purchase price of the Offered Stock. If shares of Offered Stock are not the subject of an election to purchase by the Company or a Shareholder, or if the Company or a Shareholder has elected to purchase such stock and fails to do so within the applicable period for such purchase, the Transferor may within ninety (90) days after the end of the latter election period sell the Offered Stock which has not been purchased to the person specified in the Notice and on the terms and at a price the same as set forth in the Notice. Any and all such shares so sold shall remain subject to the terms and conditions of this Agreement. The provisions of this section shall not apply to (i) a bona fide gift or transfer without
                                      ---- ----
consideration of any stock of the Company owned by the Shareholder; (ii) the transfer or distribution of shares to a partner or affiliate of any Shareholder;
(iii) transfers between Shareholders; (iv) repurchases by the Company of stock;
(v) transfers of shares of Common Stock which a holder of Series B Preferred may happen to own, or into which any shares of Series B Preferred have been converted; or (vi) transfers where the Series B Preferred shall be converted into Common Stock on or before the date of the closing of the transfer.

                                    SECTION 9
                                  Miscellaneous

         9.1 Governing Law. This Agreement shall be governed in all respects by
             -------------
the laws of the State of Colorado without giving effect to principles of conflicts of law.

         9.2 Survival. The representations, warranties, covenants and agreements
             --------
made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby.

         9.3 Successors and Assigns. Except as otherwise provided herein, the
             ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of Purchaser to purchase the Securities shall not be assignable without the consent of the Company.

         9.4 Entire Agreement, Amendment. This Agreement and the other documents
             ---------------------------
delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         9.5 Notices, Etc. All notices and other communications required or
             ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchaser, at the Purchaser's address set forth on the first page of this Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, with a copy to the addresses set forth below, or (b) if to any other holder of any Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Securities who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the corporate secretary, or at such other address as the Company shall have furnished to Purchaser. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         9.6 Delays or Omissions. Except as expressly provided herein, no delay
             -------------------
or omission to exercise any right, power or remedy accruing to any holder of any Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any revisions or conditions of this agreement, must be in writing and be executed by the party to be bound thereby, and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         9.7  Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be enforceable against the party actually executing such counterparts, and all of which together shall constitute one instrument.

         9.8  Severability. In the event that any provisions of this Agreement
              ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         9.9  Titles and Subtitles. The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         9.10 Further Assurances. The Company will execute and deliver promptly
              ------------------
to the Purchaser upon request all such other and further documents, agreements and instruments in Compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

         9.11 Amendment to Agreement. This Agreement may be altered, amended or
              ----------------------
waived by a writing signed by the Company and by the Purchaser.

         The undersigned have executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

                                            AMERICAS POWER PARTNERS, INC.


                                            By:

                                                 Mark A. Margason, CEO


                                            ARMSTRONG INTERNATIONAL, INC.
                                            2081 E. Ocean Boulevard, 4/th/ Floor
                                            Stuart, Florida 34996


                                            By: _______________________________
                                            Its: ______________________________

                                    EXHIBIT A
                                    ---------

                               Disclosure Schedule

Item 3.1 -   Illinois


Item 3.4 -   Owner                             Options  Convertible Securities
             -----                             -------  ----------------------

             Series A Preferred Shareholders            3,391,708 (as converted)

             Gordon Mendelson                  600,000

             David Boyce                       255,000

             Ty Christy                        255,000

             MPI Ventures Management, LLC      300,000

             Vernon Portell                     90,000

             Board of Directors (Anticipated)  140,000

Item 3.8 -   Real Property Owned: None.
             Real Property Leased: A portion of the building commonly known as 105 East First Street, Hinsdale, Illinois, is leased from MPI
             Ventures pursuant to an oral month-to-month lease.

                                    EXHIBIT B
                                    ---------

                               Material Contracts

1. Leased Employment Agreement by and between the Company and the Purchaser, for Gordon Mendelson.

2. Lease of computer equipment pursuant to lease agreement number 008558322-003 with Dell Financial Services, L.P. dated November 18, 1999.

     3. Joint Operating Agreement dated September 12, 2000, between Purchaser and the Company.

     4. Limited Liability Company Operating Agreement dated July 1, 2000 for Armstrong-Americas-I, LLC.

     5. Loan documents with ABN AMRO as they relate to (i) a $500,000 secured term loan, and (ii) a loan for the Mallicrodt Chemical facility.

     6. Security Agreement dated February 23, 2001, by and between the Company and the Purchaser, securing the Company's membership interest of Armstrong-Americas-I, LLC.

     7. Various promissory notes made by the Company to Purchaser.

     8. Customer/Service Agreements with each of H.J. Heinz, Mallicrodt Chemical, Flex a Tex, and Bates Troy.

                                    EXHIBIT C
                                    ---------

               Articles of Amendment to Articles of Incorporation